                                                                   EXHIBIT 10.22

                          SECOND AMENDMENT TO THE LEASE





                                     between

                           REGENT HOLDING CORPORATION,
                              a Florida corporation




                                       and




                           DALEEN TECHNOLOGIES, INC.,
                             an Illinois corporation






                             for premises located at



                           Congress Corporate Plaza II
                              902 Clint Moore Road
                                    Suite 226
                            Boca Raton, Florida 33487


Submission of this Second Amendment for examination does not constitute an offer to amend the Lease, and this Second Amendment shall become effective only upon execution and delivery hereof by Landlord and Tenant.

                           SECOND AMENDMENT TO LEASE
                      BETWEEN REGENT HOLDING CORPORATION,
                A FLORIDA CORPORATION ("LANDLORD") SUCCESSOR TO
                         CROW-CHILDRESS-DONNER, LIMITED
                     A TEXAS LIMITED PARTNERSHIP AND DALEEN
             TECHNOLOGIES, INC., AN ILLINOIS CORPORATION ("TENANT")
                       SUCCESSOR TO INNOVATIVE SELECTIVE
                    SOFTWARE, INC., AN ILLINOIS CORPORATION

           902 CLINT MOORE ROAD, SUITE 226, BOCA RATON, FLORIDA 33487

THIS SECOND AMENDMENT TO LEASE is made this 16 day of January, 1996 BETWEEN REGENT HOLDING CORPORATION, A FLORIDA CORPORATION ("LANDLORD") SUCCESSOR TO CROW-CHILDRESS-DONNER, LIMITED A TEXAS LIMITED PARTNERSHIP AND DALEEN TECHNOLOGIES, INC., AN ILLINOIS CORPORATION ("TENANT") SUCCESSOR TO INNOVATIVE SELECTIVE SOFTWARE, INC., AN ILLINOIS CORPORATION.

                                   BACKGROUND

     A. Daleen Technologies, Inc., successor to Innovative Selective Software, Inc., is the Tenant under the Lease dated August 4, 1992, with Regent Holding Corporation, as Landlord, for premises located in Congress Corporate Plaza II.

     B. In the First Amendment to Lease dated December 29, 1994, Landlord and Tenant agreed to expand the premises, extend the Term of the Lease and modify the Base Rent. The Lease and the First Amendment to Lease are hereinafter referred to as "the Lease". The Premises leased by Tenant under the Lease (including First Amendment), is hereinafter referred to as the "Original Premises".

     C. Landlord and Tenant wish to add to the Premises Suite 226, consisting of approximately 10,237 square feet, and to extend the Term of the Lease.

                                   WITNESSETH

In consideration of the mutual promises of the parties, intending to be legally bound, hereby agree as follows:

     1. THE PREMISES: In order to accommodate Tenant's need for additional space, Landlord shall lease to Tenant Suite 226 at Congress Corporate Plaza II consisting of approximately 10,237 square feet ("Expansion Premises"). The Expansion Premises is hatched and outlined on Exhibit B-1 of this Second Amendment. The Expansion Premises and the Original Premises shall be collectively referred to as "the Premises" and are more specifically described in Exhibit A-1.

     2. COMMENCEMENT DATE: The Landlord shall deliver the Expansion Premises to Tenant effective January 1, 1996, or the day that Landlord is able to deliver the Expansion Premises, whichever is later ("the New Rent Commencement Date"). All charges will begin to accrue as of the New Rent Commencement Date.

     3. TERM: The Term of the Lease for the Premises shall be amended and extended for a period of sixty (60) months ("Extended Term") from the New Rent Commencement Date.

                             SECOND AMENDMENT TO LEASE
                        BETWEEN REGENT HOLDING CORPORATION,
                  A FLORIDA CORPORATION ("LANDLORD") SUCCESSOR TO
                            CROW-CHILDRESS-DONNER, LIMITED
                       A TEXAS LIMITED PARTNERSHIP AND DALEEN
               TECHNOLOGIES, INC., AN ILLINOIS CORPORATION ("TENANT")
                         SUCCESSOR TO INNOVATIVE SELECTIVE
                      SOFTWARE, INC., AN ILLINOIS CORPORATION

           902 CLINT MOORE ROAD, SUITE 226, BOCA RATON, FLORIDA 33487

                                   (CONTINUED)

     4. BASE RENT: In accordance with Section 3.01 of the Lease, Tenant shall pay Base Rent on the Expansion Premises per the schedule below. The Base Rent on the Original Premises shall remain the same as per the Lease, except that the Base Rent shall escalate by 5% to $81,784.12 ($6,815.34 per month) as of January 1, 2000.


                        MONTHLY         ANNUAL
MONTH OF TERM          BASE RENT       BASE RENT
-------------          ---------       ---------

     1-6               $ 925.60       $ 5,553.60 (for 6 months)
     7-12              $5,123.78      $61,485.30
    13-24              $5,183.49      $62,201.89
    25-30              $7,051.74      $42,310.46 (for 6 months)
    31-36              $6,073.95      $36,443.70 (for 6 months)
    37-48              $6,329.88      $75,958.54
    49-60              $6,534.62      $78,415.42


            Tenant shall be responsible for paying Base Rent and Operating Costs as per the Lease and this Second Amendment for both the Original Premises and the Expansion Premises.

     5. ACCEPTANCE OF PREMISES: Tenant acknowledges that it has inspected the Premises, knows the condition thereof, and accepts such Premises, and specifically the building and improvements comprising the same, in their present condition, as suitable for the purposes for which the Premises are leased. Taking of possession by Tenant shall be deemed conclusively to establish that said buildings and other improvements are in good and satisfactory condition as of when possession was taken. Tenant further acknowledges that no representations as to the repair of the Premises, nor promises to alter, remodel or improve the Premises have been made by Landlord, unless such are expressly set forth in this Lease.

     6. LANDLORD'S LIEN PROTECTION: Neither Tenant nor anyone claiming by, through or under Tenant, including, without limitation, contractors, subcontractors, materialmen, mechanics and laborers, shall have any right to file or place mechanic's, materialmen's or other liens of any kind whatsoever upon the demised premises or upon the tract of land described on Exhibit A, or any portion thereof; on the contrary, any such liens are specifically prohibited and shall be null and void and of no further force or effect.

            Tenant has no power to subject Landlord's interest in the demised premises to any claim or lien of any kind or character and any persons dealing with Tenant must look solely to the credit of the Tenant for payment.

                             SECOND AMENDMENT TO LEASE
                       BETWEEN REGENT HOLDING CORPORATION,
                  A FLORIDA CORPORATION ("LANDLORD") SUCCESSOR TO
                            CROW-CHILDRESS-DONNER, LIMITED
                       A TEXAS LIMITED PARTNERSHIP AND DALEEN
               TECHNOLOGIES, INC., AN ILLINOIS CORPORATION ("TENANT")
                         SUCCESSOR TO INNOVATIVE SELECTIVE
                      SOFTWARE, INC., AN ILLINOIS CORPORATION

           902 CLINT MOORE ROAD, SUITE 226, BOCA RATON, FLORIDA 334897

                                   (CONTINUED)

     7. ADDITION OF SUITE 246: Beginning November 1, 1997, Tenant shall Lease directly from Landlord Suite 246, consisting of approximately 2,446 square feet, and Suite 246 shall be added to the Premises under this Lease as of that date. Suite 246 is shown as the cross hatched area in Exhibit B-2, and a legal description is provided in Exhibit A-2. The Base Rent for Suite 246 shall be payable as follows:


                                            MONTHLY           ANNUAL
    MONTH                                  BASE RENT         BASE RENT
    -----                                  ---------         ---------

    Nov. 1, 1997 - Oct. 31, 1998           $1,727.61        $20,731.34
    Nov. 1, 1998 - Oct. 31, 1999           $1,788.08        $21,456.94
    Nov. 1, 1999 - Oct. 31, 2000           $1,850.66        $22,207.93
    Nov. 1, 2000 - Dec. 31, 2000           $1,915.43        $ 3,830.87 (for 2 months)

            Beginning November 1, 1997, Tenant shall also be responsible for Operating Costs for Suite 246 in accordance with the Lease.

     8. ACCEPTANCE OF SUITE 246: Tenant acknowledges that it has inspected Suite 246, knows the condition thereof, and accepts Suite 246, and specifically the building and improvements comprising the same, in their present condition, as suitable for the purposes for which Suite 246 is leased. Taking of possession by Tenant shall be deemed conclusively to establish that said buildings and other improvements are in good and satisfactory condition as of when possession was taken. Tenant further acknowledges that no representations as to the repair of Suite 246, nor promises to alter, remodel or improve Suite 246 have been made by Landlord, unless such are expressly set forth in this Lease.

     9. SECURITY DEPOSIT: Tenant shall deliver with this Second Amendment additional Security Deposit equal to $15,727.38 in the form of a Letter of Credit drawn on a Florida bank. The bank and the form used shall be subject to Landlord's prior approval. On November 1, 1997, Tenant shall deliver to Landlord additional Security Deposit of $4,824.95 in the form of cash or an increase in the Letter of Credit.

     10. SIGNAGE: Landlord grants Tenant the right to install a monument sign located across from the Premises on Clint Moore Road, subject to approval by all applicable government agencies, and provided that the addition of said sign does not in anyway diminish the signage rights or approvals Landlord currently enjoys. Tenant will be responsible for all costs of the sign. Landlord shall approve, in writing, the design of the sign proposed by Tenant before it is erected.

                            SECOND AMENDMENT TO LEASE
                       BETWEEN REGENT HOLDING CORPORATION,
                 A FLORIDA CORPORATION ("LANDLORD") SUCCESSOR TO
                         CROW-CHILDRESS-DONNER, LIMITED
                     A TEXAS LIMITED PARTNERSHIP AND DALEEN
             TECHNOLOGIES, INC., AN ILLINOIS CORPORATION ("TENANT")
                        SUCCESSOR TO INNOVATIVE SELECTIVE
                     SOFTWARE, INC., AN ILLINOIS CORPORATION

            902 CLINT MOORE ROAD, SUITE 226, BOCA RATON, FLORIDA 33487

                                   (CONTINUED)

     11. TENANT CLARIFICATION: The Original Lease dated August 4, 1992 had as the Tenant, Innovative Selective Software, Inc. It is hereby recognized by all the parties that Daleen Technologies, Inc. is the successor to Innovative Selective Software, Inc., and Daleen Technologies, Inc. shall assume all obligations of Innovative Selective Software, Inc. under the Lease. It is also confirmed that the Guaranty of Lease signed by James Daleen on July 15, 1992 shall apply equally to the Lease obligations of Daleen Technologies, Inc. and/or Innovative Selective Software, Inc.

     12. RIGHT OF FIRST REFUSAL: If Landlord receives an offer (an "Outside Offer") from a prospective tenant to lease space contiguous to the Premises which Landlord desires to accept, Tenant shall have the one time right of first refusal, subordinate to any preexisting rights or options to renew or expand, to lease such space from the Landlord upon the identical terms and provisions contained in the Outside Offer. Tenant shall have seven (7) calendar days from receipt of notification by Landlord of the Outside Offer to elect to exercise this right of first refusal by providing written notification of such election to the Landlord and entering into a legally binding agreement. In the event the Tenant fails to timely exercise this right of first refusal, then the Landlord shall be free to consummate the lease transaction specified in the Outside Offer with the prospective tenant which has submitted the Outside Offer or with any other prospective tenant. Tenant's right of first refusal shall terminate upon Tenant electing not to exercise its right, and thereafter Landlord may lease the space without first offering it to Tenant.

     13. MISCELLANEOUS: Except as set forth in this Second Amendment, the Lease is not otherwise modified and where the provisions of this Second Amendment conflict with the Lease, the Second Amendment shall override.

                            SECOND AMENDMENT TO LEASE
                       BETWEEN REGENT HOLDING CORPORATION,
                 A FLORIDA CORPORATION ("LANDLORD") SUCCESSOR TO
                         CROW-CHILDRESS-DONNER, LIMITED
                     A TEXAS LIMITED PARTNERSHIP AND DALEEN
             TECHNOLOGIES, INC., AN ILLINOIS CORPORATION ("TENANT")
                        SUCCESSOR TO INNOVATIVE SELECTIVE
                     SOFTWARE, INC., AN ILLINOIS CORPORATION

           902 CLINT MOORE ROAD, SUITE 226, BOCA RATON, FLORIDA 33487

                                   (CONTINUED)

         The parties intending to be bound hereby execute or cause this Second Amendment to be executed this 16th day of January, 1996.


WITNESSES:                                LANDLORD:

/s/ [ILLEGIBLE]
-------------------------------           Regent Holding Corporation
                                          a Florida Corporation
/s/ [ILLEGIBLE]
-------------------------------

                                          By: /s/ [ILLEGIBLE]
                                             -----------------------------------
                                          Title: Agent
                                                --------------------------------


                                          TENANT:

                                          Daleen Technologies, Inc.,
                                          a Illinois Corporation
 /s/ LISA SULLIVAN
-------------------------------
                                          BY:  /s/ JAMES DALEEN
 /s/ RICHARD A. SCHELL                       -----------------------------------
-------------------------------
                                          Title: President
                                                --------------------------------


                                          GUARANTOR:

                                          James Daleen, personally

                                          /s/ JAMES DALEEN
                                          --------------------------------------

                                                        CCP Phase II, Building 3

                                LEGAL DESCRIPTION

                                   EXHIBIT A-1

Approximately 23,053 square feet of office and/or warehouse space located in a building containing approximately 53,022 square feet situated on a portion of approximately 9.49 acres on a parcel of land lying in Section 6, Township 47 South, Range 43 East and being more particularly described as 902 Clint Moore Road, Suites 226 and 230, Boca Raton, Florida as shown in Exhibit B-1. Further described as Congress Corporate Plaza, Phase II situated within a development known as Congress Corporate Plaza containing of approximately 106,044 square feet.

                                                        CCP Phase II, Building 3

                                LEGAL DESCRIPTION

                                   EXHIBIT A-2

Approximately 2,446 square feet of office and/or warehouse space located in a building containing approximately 53,022 square feet situated on a portion of approximately 9.49 acres on a parcel of land lying in Section 6, Township 47 South, Range 43 East and being more particularly described as 902 Clint Moore Road, Suites 246, Boca Raton, Florida as shown in Exhibit B. Further described as Congress Corporate Plaza, Phase II situated within a development known as Congress Corporate Plaza containing of approximately 106,044 square feet.

                                                                     EXHIBIT B-1


  [Architectural Drawing Of Floor Plan of Office Space -- Suites 226 and 230]

                                                                     EXHIBIT B-2


       [Architectural Drawing of Floor Plan of Office Space - Suite 246]